MML SERIES INVESTMENT FUND II
MML Invesco Discovery Large Cap Fund
Supplement dated March 4, 2026 to the
Prospectus dated April 25, 2025 and the
Summary Prospectus dated April 25, 2025
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective immediately, the following information supplements the information found under the heading Portfolio Manager(s) in the section titled Management (on page 26 of the Prospectus):
Ido Cohen is a Portfolio Manager at Invesco Advisers. He has managed the Fund since February 2026.
Effective immediately, the following information supplements the information for Invesco Advisers, Inc. found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds beginning on page 99 of the Prospectus:
Ido Cohen

is a portfolio manager of the MML Invesco Discovery Large Cap Fund. Mr. Cohen is a Portfolio Manager at Invesco Advisers. He has been associated with Invesco Advisers and/or its affiliates since 2010. Prior to joining Invesco Advisers, he was a Vice President at J&W Seligman Investments, where he worked as a Senior Analyst focusing on information technology, media, and telecommunications equities. Prior to joining J&W Seligman Investments, he served as Senior Analyst and Co-Head of the U.S. equities telecommunications research team at Credit Suisse. Prior to joining Credit Suisse, Mr. Cohen served on an investment team focused on technology, media, and telecommunications at Diamondback Capital.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MMLIIPRO-25-06
DL-25-02